SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2003

MICHAEL FOODS, INC.

(Exact name of registrant as specified in its charter)

MINNESOTA	333-63722	41-0498850
(State or other jurisdiction of	(Commission File Number)	(I.R.S.Employer
incorporation or organization		Identification No.)

401 CARLSON PARKWAY
SUITE 300
MINNETONKA, MINNESOTA	55305
(Address of principal executive offices)	(Zip Code)

(952) 258-4000

(Registrant’s telephone number, including area code)

Item 7.    Exhibits

                (c)           Exhibits.

                                The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	News Release issued by the Company on February 20, 2003.

Item 9.    Regulation FD Disclosure.

On February 20, 2003, Michael Foods, Inc. (the “Company”) issued a news release to the Company’s debtholders pertaining to the Company’s financial results for the three months and year ended December 31, 2002.

Signatures

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 20, 2003	MICHAEL FOODS, INC.

	By:	/s/Gregg A. Ostrander
Gregg A. Ostrander
		Its:	Chairman, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	News Release issued by the Company on February 20, 2003.